MISSION RESOURCES CORPORATION

Exhibit 32.1

Certification of
Chief Executive Officer
of Mission Resources Corporation

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the annual report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2005 of Mission Resources Corporations (the “Issuer”).

I, Robert L. Cavnar, the Chief Executive Officer of the Issuer, certify that:

(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 10, 2005	/s/ Robert L. Cavnar

Subscribed and sworn to before me
This 10th day of May 2005

/s/ Carmen M. Garcia

Notary Public in and for the
State of Texas

My commission expires: May 15, 2006

A signed original of this written statement required by Section 906 has been provided to Mission Resources Corporation and will be retained by Mission Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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